     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 8, 2004
                                                           Registration No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                        23-2811925
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                       identification number)

                                 200 WITMER ROAD
                           HORSHAM, PENNSYLVANIA 19044
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                    DAVID E. CREAMER, DIRECTOR AND PRESIDENT
                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                                 200 WITMER ROAD
                           HORSHAM, PENNSYLVANIA 19044
                                 (215) 328-3164

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   COPIES TO:

                            ROBERT L. SCHWARTZ, ESQ.
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                          GMAC COMMERCIAL HOLDING CORP.
                                 200 WITMER ROAD
                           HORSHAM, PENNSYLVANIA 19044

     DIANE CITRON, ESQ.                              JOSHUA E. RAFF, ESQ.
MAYER, BROWN, ROWE & MAW LLP                  ORRICK, HERRINGTON & SUTCLIFFE LLP
        1675 BROADWAY                                  666 FIFTH AVENUE
  NEW YORK, NEW YORK 10019                         NEW YORK, NEW YORK 10103


         Approximate date of commencement of proposed sale to the public: From time to time on or after the effective date of this Registration Statement.

         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest plans, please check the following box: [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering: [X] Registration Statement on Form S-3 (File No. 333-107510)

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

                                                  CALCULATION OF REGISTRATION FEE
===============================================================================================================================
                                                               PROPOSED MAXIMUM      PROPOSED MAXIMUM
       TITLE OF SECURITIES                  AMOUNT              OFFERING PRICE      AGGREGATE OFFERING            AMOUNT OF
        BEING REGISTERED               TO BE REGISTERED           PER UNIT(1)            PRICE(1)             REGISTRATION FEE
-----------------------------------    ----------------        ----------------     ------------------        ----------------
Mortgage Pass-Through Certificates        $2,164,000                100.5%             $2,174,820                  $275.55
===============================================================================================================================

(1)   Estimated solely for the purpose of calculating the registration fee.

IN ACCORDANCE WITH RULE 462(B) OF THE GENERAL RULES AND REGULATIONS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND GENERAL INSTRUCTION IV OF FORM S-3, THIS REGISTRATION STATEMENT INCORPORATES BY REFERENCE THE REGISTRANT'S REGISTRATION STATEMENT ON FORM S-3 (FILE NO. 333-107510) TO WHICH THIS REGISTRATION STATEMENT RELATES.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5. of Form S-3 will be met by the time of the sale of the securities registered hereunder and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on the 8th day of April, 2004.

                                              GMAC COMMERCIAL MORTGAGE
                                              SECURITIES, INC.



                                              By:  /s/ David Creamer
                                                   -----------------------------
                                                   David E. Creamer
                                                   Director and President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURE                            TITLE                                DATE

/s/ David Creamer                   Director and President                      April 8, 2004
---------------------------         (Chief Executive Officer)
David E. Creamer

/s/ Wayne D. Hoch                   Chief Financial Officer                     April 8, 2004
---------------------------         Controller and Vice President
Wayne D. Hoch                       (Chief Financial Officer and
                                    Chief Accounting Officer)


/s/ Charles E. Dunleavy, Jr.        Director                                    April 8, 2004
-----------------------------
Charles E. Dunleavy, Jr.

/s/ David C. Walker                 Director                                    April 8, 2004
-----------------------------
David C. Walker

/s/ Charles J. Pringle              Director                                    April 8, 2004
-----------------------------
Charles J. Pringle

/s/ Donald J. Puglisi               Director                                    April 8, 2004
-----------------------------
Donald J. Puglisi

                                  EXHIBIT INDEX



EXHIBITS      DESCRIPTION

1.1      --   Form of Underwriting Agreement.*
3.1      --   Certificate of Incorporation.*
3.2      --   By-Laws.*
4.1      --   Form of Pooling and Servicing Agreement.*
5.1      --   Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality.
5.2      --   Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.
8.1      --   Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain tax matters (included with Exhibit 5.1).
8.2      --   Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.
23.1     --   Consent of Mayer, Brown, Rowe & Maw LLP (included as part of
              Exhibit 5.1 and Exhibit 8.1).
23.2     --   Consent of Orrick, Herrington & Sutcliffe LLP (included as part of
              Exhibit 5.2 and Exhibit 8.2).


* Incorporated by reference from the Registration Statement on Form S-3 (File No. 33-94448).







                                      II-2